EQUITY	6 Months Ended
Jun. 30, 2020
SHAREHOLDERS' EQUITY:
EQUITY
NOTE 3:          EQUITY

On April 23, 2020, the Company's Board of Directors approved the grant of 1,274,379 options to purchase ordinary shares, for an exercise price of $ 1.75 per share, to its employees, officers and members of the board. The fair value of the options, as of the grant date, was estimated at $1.8 million.

On June 29, 2020, the general meeting of the Company approved the abovementioned grants related the CEO and members of the board which were estimated at approximately $1.4 million.